Exhibit 10.29

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 28, 2013, is entered into by and among the Lenders signatory hereto, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders (in such capacity “Agent”), MONOTYPE IMAGING HOLDINGS INC., a Delaware corporation (“Parent”), and MONOTYPE IMAGING INC., a Delaware corporation (“Borrower”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A. The Lenders, Agent, Parent and Borrower have previously entered into that certain Credit Agreement dated as of July 13, 2011 (as amended on July 10, 2012 and as may be further amended, modified and supplemented, or amended and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower.

B. The Lenders, Agent, Parent and Borrower now wish to amend the Credit Agreement on the terms and conditions set forth herein.

C. Parent and Borrower are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Lender Group’s rights or remedies as set forth in the Credit Agreement or any other Loan Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to the Credit Agreement.

(a) Schedule 1.1 of the Credit Agreement is hereby amended by amending and restating the chart contained in the definition of “Base Rate Margin” to read in its entirety as follows:

Level	Leverage Ratio Calculation	Base Rate Margin
I	If the Leverage Ratio is less 1.5:1.0	0.50 percentage points
II	If the Leverage Ratio is greater than or equal to 1.5:1.0	1.00 percentage points

(b) Schedule 1.1 of the Credit Agreement is hereby amended by amending and restating the chart contained in the definition of “LIBOR Rate Margin” to read in its entirety as follows:

Level	Leverage Ratio Calculation	LIBOR Rate Margin
I	If the Leverage Ratio is less than 1.5:1.0	1.50 percentage points
II	If the Leverage Ratio is greater than or equal to 1.5:1.0	2.00 percentage points

(c) Schedule 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Available Amount” to read in its entirety as follows:

“Available Amount” means, (a) $5,000,000 from the Closing Date through December 31, 2011 and (b) after December 31, 2011, the sum, without duplication, of (i) the sum (determined on a cumulative basis and in no event less than zero) of 100% of Borrower’s Excess Cash Flow for all fiscal years ending after the Closing Date, minus (ii) the aggregate amount of Restricted Junior Payments made after the Closing Date pursuant to Section 6.9(d).

2. Effectiveness of this Amendment. This Amendment shall become effective upon receipt by Agent of this Amendment and the attached Acknowledgement by Guarantors, each fully executed by the Loan Parties, Agent and Required Lenders.

3. Representations and Warranties. Each of Parent and Borrower represents and warrants as follows:

(a) Authority. Each of Parent and Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each of Parent and Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each of Parent and Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each of Parent and Borrower, enforceable against each of Parent and Borrower in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. Each of the representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) is true, correct and complete in all material respects on and as of the date hereof as though made on and as of the date hereof and after giving effect to this Amendment.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of each of Parent and Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Parent nor Borrower.

(e) No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

(f) No Duress. This Amendment has been entered into without force or duress, of the free will of each of Parent and Borrower. Each of Parent’s and Borrower’s decision to enter into this Amendment is a fully informed decision and each of Parent and Borrower is aware of all legal and other ramifications of such decision.

(g) Counsel. Each of Parent and Borrower has read and understands this Amendment, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

4. Choice of Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

6. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lender Group and Bank Product Providers.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender Group under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

7. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

8. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

MONOTYPE IMAGING HOLDINGS INC., a Delaware corporation, as Parent

By:
Name: Scott E. Landers
Title: CFO, EVP

MONOTYPE IMAGING INC., a Delaware corporation, as Borrower

By:
Name: Scott E. Landers
Title: CFO, EVP

Signature Page to Second Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company as Agent and as a Lender

By:
Name: David Sanchez
Title: Director

Signature Page to Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:
Name: Robert C. Megan
Title: Senior Vice President

Signature Page to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, NA, as a Lender

By:
Name: Jacob Dowden
Title: Senior Vice President

Signature Page to Second Amendment to Credit Agreement

SILICON VALLEY BANK, as a Lender

By:
Name: Michael Shuhy
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

RBS CITIZENS, N.A., as a Lender

By:
Name: James P. Minton
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

ACKNOWLEDGEMENT BY GUARANTORS

In connection with the foregoing Second Amendment to Credit Agreement (the “Amendment”), each of the undersigned, being a Guarantor (as defined in the Credit Agreement referenced in the Amendment) under the Guaranty (as defined in the Credit Agreement referenced in the Amendment), hereby acknowledges and agrees to the Amendment and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Credit Agreement (as defined in the Amendment), “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by the Amendment. Although Agent and the Lenders have informed Guarantors of the matters set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that neither the Lender Group nor the Bank Product Providers have any duty under the Credit Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

MONOTYPE IMAGING HOLDINGS INC., a Delaware corporation

By:
Name: Scott E. Landers
Title: CFO, EVP

IMAGING HOLDINGS CORP., a Delaware corporation

By:
Name: Scott E. Landers
Title: CFO, EVP

LINOTYPE CORP., a Delaware corporation

By:
Name: Scott E. Landers
Title: CFO, EVP

INTERNATIONAL TYPEFACE CORPORATION, a New York corporation

By:
Name: Scott E. Landers
Title: CFO, EVP

Signature Page to Second Amendment to Credit Agreement